SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934

               Filed by the Registrant                / X /

          Filed by a party other than the Registrant            /   /

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/  / Preliminary Proxy Statement

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/ X / Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 PUTNAM HIGH INCOME OPPORTUNITIES TRUST
                 PUTNAM MANAGED HIGH YIELD TRUST
                 PUTNAM MASTER INCOME TRUST
                 PUTNAM TAX-FREE HEALTH CARE FUND

         (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement,
                   if other than Registrant)


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The proxy statement

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Putnam High Income Opportunities Trust

Putnam Managed High Yield Trust

Putnam Master Income Trust

Putnam Tax-Free Health Care Fund
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This proxy statement can help you decide how you want to vote on an important issue relating to your Putnam fund. When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees' recommendation on page 4 of the proxy statement. The Trustees recommend that shareholders vote in favor of the proposal described in this document and listed on your proxy ballot.

Please take a few moments and decide how you want to vote. When shareholders don't return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballot in the envelope provided. Or you can call our toll-free number, or go to the Web. See your proxy ballot for the phone number and Web address. If you have any questions, please contact Putnam at 1-800-225-1581 or call your financial advisor.

PUTNAM INVESTMENTS

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Table of contents

A Message from the Chairman........................... 1

Notice of Shareholder Meeting......................... 3

Trustees' Recommendation.............................. 4

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


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A Message from the Chairman

Dear Fellow Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), by calling or by voting via the Internet. We are asking for your vote on the following matter:

* Fixing the number of Trustees at 14 and electing your fund's nominees for Trustees

As you may know, the SEC recently adopted rules designed to enhance the independence and effectiveness of mutual fund trustees. Although trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund's investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund's auditors, monitoring conflicts of interests, overseeing the fund's compliance with federal securities laws and voting proxies relating to the fund's portfolio securities.

Your fund's Trustees believe that these responsibilities are best carried out by a board that is independent of the fund's investment adviser both in fact and in spirit. The new SEC rules effectively require most funds to have a board of trustees whose independent trustees (i.e., trustees who are not "interested persons" of the fund or its investment adviser) constitute at least 75% of the board and whose chairman is independent. Your fund has met both of these requirements since July 1, 2000. We strongly supported these rules when initially proposed by the SEC and are pleased that other fund families will soon also be held to these standards.

It is also noteworthy that your fund's Trustees have been strong proponents of other reforms in the mutual fund industry. We supported new SEC rules requiring funds to make their proxy voting records available to shareholders, and the Putnam funds were one of the first major fund families to begin disclosing their proxy voting guidelines. We also were one of the first mutual fund boards to end the practice of using fund brokerage commissions to reward brokers for selling fund shares.

In the proxy statement, you will also notice that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. Two of the three new nominees are independent, and all three have had outstanding careers as leaders in the investment management industry.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about this proposal, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ JOHN A. HILL
John A. HIll, Chairman


PUTNAM HIGH INCOME OPPORTUNITIES TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM TAX-FREE HEALTH CARE FUND

Notice of Annual Meeting of Shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam High Income Opportunities Trust, Putnam Managed High Yield Trust, Putnam Master Income Trust and Putnam Tax-Free Health Care Fund:

The Annual Meeting of Shareholders of your fund will be held on October 14, 2004 at 11:00 a.m., Boston time, at the principal offices of the funds on the eighth floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Fixing the number of Trustees at 14 and electing your fund's nominees for Trustees. See page 4.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or via the Internet so that you will be represented at the meeting.

August 9, 2004

Proxy Statement

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Income Opportunities Trust, Putnam Managed High Yield Trust, Putnam Master Income Trust and Putnam Tax-Free Health Care Fund for use at the Annual Meeting of Shareholders of each fund to be held on October 14, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purpose stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and the proxy statement are being mailed on or about August 9, 2004.

* How do your fund's Trustees recommend that shareholders vote on this proposal?

The Trustees recommend that you vote

1. For fixing the number of Trustees at 14 and electing your fund's nominees for Trustees

* Who is eligible to vote?

Shareholders of record of each fund at the close of business on July 20, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to the election of Trustees. The outcome of a vote affecting one fund does not affect any other fund.

The Proposals

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). Those Trustees who are not "interested persons" of your fund or Putnam Management are referred to as "Independent Trustees" throughout this proxy statement.

The Board Policy and Nominating Committee of each fund recommends that the number of Trustees of each fund be fixed at 14 and that you vote for the election of the nominees described in the following pages.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee's name, date of birth, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Drucker and Messrs. Haldeman and Worley currently serves as a Trustee of your fund. The address of all of the Trustees and nominees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43)
Trustee since 1994

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Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40)
Trustee since 2001

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Mr. Curtis is President and Chief Operating Officer of the Nuclear
Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department and the SEC.

Myra R. Drucker (1/16/48)

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Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence
College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker is Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42)
Trustee since 1985 and Chairman since 2000

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Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43)
Trustee since 1996

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--------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47)
Trustee since 1997

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-----------------------------------------

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38)
Trustee since 1992

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Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41)
Trustee since 1997

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Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45)
Trustee since 1984

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Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman
of Cabot Properties, Inc. (a private equity firm specializing in real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments) and, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42)
Trustee since 1997

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Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

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--------------------------------------------

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

* Interested Trustees

Charles E. Haldeman, Jr.* (10/29/48)

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Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC
("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm). Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. Mr. Haldeman is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam III* (8/10/51)
Trustee since 1984 and President since 2000

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--------------------------------------------

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services) and of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34)
Trustee since 1986

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---------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam and Smith are deemed "interested persons" by virtue of their positions as officers of the funds, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Smith is the Chairman of Putnam Investments and serves as a Director and Consultant to Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

Ms. Drucker and Mr. Haldeman were each recommended for consideration as a nominee for Trustee of your fund by an Independent Trustee. Mr. Worley was recommended for consideration as a nominee for Trustee of your fund by a third-party search firm that was engaged by the Trustees. The third-party search firm assisted the Trustees in identifying and evaluating potential nominees.

Except for Ms. Drucker and Messrs. Haldeman and Worley, all the nominees were elected by the shareholders of Putnam Managed High Yield Trust, Putnam Master Income Trust and Putnam Tax-Free Heath Care Fund on October 7, 2003. The following table indicates the dates on which the nominees (other than Ms. Drucker and Messrs. Haldeman and Worley) were elected by the shareholders of Putnam High Income Opportunities Trust:

Nominee                            Date last elected
-----------------------------------------------------
Jameson A. Baxter                    August 15, 2002
-----------------------------------------------------
Charles B. Curtis                    August 15, 2002
-----------------------------------------------------
John A. Hill                         October 7, 2003
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Ronald J. Jackson                    October 7, 2003
-----------------------------------------------------
Paul L. Joskow                       August 15, 2002
-----------------------------------------------------
Elizabeth T. Kennan                  October 7, 2003
-----------------------------------------------------
John H. Mullin, III                 October 11, 2001
-----------------------------------------------------
Robert E. Patterson                  October 7, 2003
-----------------------------------------------------
George Putnam, III                   October 7, 2003
-----------------------------------------------------
A.J.C. Smith                        October 11, 2001
-----------------------------------------------------
W. Thomas Stephens                  October 11, 2001
-----------------------------------------------------

The 14 nominees for Trustees will be elected as Trustees of your fund. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.

* What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's independent auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

The 1940 Act and the rules and regulations promulgated thereunder requires that your fund have a minimum proportion of trustees who are not "interested persons" (as defined in the 1940 Act) of your fund or your fund's investment manager. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund's Independent Trustees meet regularly as a group in executive session. Eleven of the 14 nominees for election as Trustee would be Independent Trustees.

Board committees. Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Independent Trustees. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee, a copy of which is attached to this proxy statement as Exhibit A. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals who come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience,
(iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for the next annual meeting," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit B. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the distribution plans of the open-end funds and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance,
(ii) trading activity, (iii) determinations with respect to conversion of a closed-end fund to an open-end fund, (iv) disclosure practices and
(v) the use and benefits of leverage. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Jackson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Each such Committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson) and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Joskow.

* How large a stake do the Trustees and nominees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. Each current Trustee, as of June 30, 2004, owned at least 100 shares of each fund. The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee's holdings in each fund and in all of the Putnam funds as of June 30, 2004. As a group, the Trustees owned shares of the Putnam funds valued at over $40 million as of June 30, 2004.


Putnam High Income Opportunities Trust
                                               Dollar Range
                                                 of Putnam                          Aggregate Dollar
                                                 High Income          Shares      Range of Shares held
                                             Opportunities Trust   Beneficially      in all of the
Name of Nominee                                 Shares Owned          Owned           Putnam Funds
------------------------------------------------------------------------------------------------------
Jameson A. Baxter                                $1-$10,000              548          over $100,000
------------------------------------------------------------------------------------------------------
Charles B. Curtis                                $1-$10,000          114.822          over $100,000
------------------------------------------------------------------------------------------------------
Myra R. Drucker                                          --               --                     --
------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                 --               --          over $100,000
------------------------------------------------------------------------------------------------------
John A. Hill                               $50,001-$100,000        3,322.164          over $100,000
------------------------------------------------------------------------------------------------------
Ronald J. Jackson                                $1-$10,000              200          over $100,000
------------------------------------------------------------------------------------------------------
Paul L. Joskow                                   $1-$10,000              100          over $100,000
------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan                              $1-$10,000          114.324          over $100,000
------------------------------------------------------------------------------------------------------
John H. Mullin, III                              $1-$10,000          108.258          over $100,000
------------------------------------------------------------------------------------------------------
Robert E. Patterson                              $1-$10,000              200          over $100,000
------------------------------------------------------------------------------------------------------
George Putnam, III                            over $100,000           10,500          over $100,000
------------------------------------------------------------------------------------------------------
W. Thomas Stephens                               $1-$10,000              100          over $100,000
------------------------------------------------------------------------------------------------------
A.J.C. Smith                                     $1-$10,000              100          over $100,000
------------------------------------------------------------------------------------------------------
Richard B. Worley                                        --               --                     --
------------------------------------------------------------------------------------------------------



Putnam Managed High Yield Trust
                                                Dollar Range
                                                 of Putnam                           Aggregate Dollar
                                                  Managed              Shares       Range of Shares held
                                              High Yield Trust      Beneficially       in all of the
Name of Nominee                                 Shares Owned           Owned            Putnam Funds
--------------------------------------------------------------------------------------------------------
Jameson A. Baxter                                $1-$10,000              780          over $100,000
--------------------------------------------------------------------------------------------------------
Charles B. Curtis                                $1-$10,000          125.249          over $100,000
--------------------------------------------------------------------------------------------------------
Myra R. Drucker                                          --               --                     --
--------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                 --               --          over $100,000
--------------------------------------------------------------------------------------------------------
John A. Hill                                     $1-$10,000          229.847          over $100,000
--------------------------------------------------------------------------------------------------------
Ronald J. Jackson                                $1-$10,000              200          over $100,000
--------------------------------------------------------------------------------------------------------
Paul L. Joskow                                   $1-$10,000              100          over $100,000
--------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan                              $1-$10,000          186.817          over $100,000
--------------------------------------------------------------------------------------------------------
John H. Mullin, III                              $1-$10,000          108.922          over $100,000
--------------------------------------------------------------------------------------------------------
Robert E. Patterson                              $1-$10,000              200          over $100,000
--------------------------------------------------------------------------------------------------------
W. Thomas Stephens                               $1-$10,000          168.394          over $100,000
--------------------------------------------------------------------------------------------------------
George Putnam, III                               $1-$10,000              500          over $100,000
--------------------------------------------------------------------------------------------------------
A.J.C. Smith                                     $1-$10,000              200          over $100,000
--------------------------------------------------------------------------------------------------------
Richard B. Worley                                        --               --                     --
--------------------------------------------------------------------------------------------------------



Putnam Master Income Trust
                                                Dollar Range
                                                  of Putnam                          Aggregate Dollar
                                                   Master             Shares       Range of Shares held
                                                Income Trust       Beneficially       in all of the
Name of Nominee                                 Shares Owned          Owned            Putnam Funds
--------------------------------------------------------------------------------------------------------
Jameson A. Baxter                                $1-$10,000          412.089          over $100,000
--------------------------------------------------------------------------------------------------------
Charles B. Curtis                                $1-$10,000          118.763          over $100,000
--------------------------------------------------------------------------------------------------------
Myra R. Drucker                                          --               --                 --
--------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                 --               --          over $100,000
--------------------------------------------------------------------------------------------------------
John A. Hill                                $10,001-$50,000        3,142.364          over $100,000
--------------------------------------------------------------------------------------------------------
Ronald J. Jackson                                $1-$10,000              200          over $100,000
--------------------------------------------------------------------------------------------------------
Paul L. Joskow                                   $1-$10,000              100          over $100,000
--------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan                              $1-$10,000          138.561          over $100,000
--------------------------------------------------------------------------------------------------------
John H. Mullin, III                              $1-$10,000          110.137          over $100,000
--------------------------------------------------------------------------------------------------------
Robert E. Patterson                              $1-$10,000              300          over $100,000
--------------------------------------------------------------------------------------------------------
W. Thomas Stephens                               $1-$10,000              100          over $100,000
--------------------------------------------------------------------------------------------------------
George Putnam, III                               $1-$10,000              500          over $100,000
--------------------------------------------------------------------------------------------------------
A.J.C. Smith                                     $1-$10,000              200          over $100,000
--------------------------------------------------------------------------------------------------------
Richard B. Worley                                        --               --                     --
--------------------------------------------------------------------------------------------------------



Putnam Tax-Free Health Care Fund
                                                Dollar Range
                                                 of Putnam                           Aggregate Dollar
                                                  Tax-Free            Shares      Range of Shares held
                                              Health Care Fund    Beneficially       in all of the
Name of Nominee                                 Shares Owned          Owned            Putnam Funds
--------------------------------------------------------------------------------------------------------
Jameson A. Baxter                                $1-$10,000              567          over $100,000
--------------------------------------------------------------------------------------------------------
Charles B. Curtis                                $1-$10,000          113.993          over $100,000
--------------------------------------------------------------------------------------------------------
Myra R. Drucker                                          --               --                     --
--------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                 --               --          over $100,000
--------------------------------------------------------------------------------------------------------
John A. Hill                                     $1-$10,000          205.617          over $100,000
--------------------------------------------------------------------------------------------------------
Ronald J. Jackson                                $1-$10,000              200          over $100,000
--------------------------------------------------------------------------------------------------------
Paul L. Joskow                                   $1-$10,000              100          over $100,000
--------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan                              $1-$10,000          102.997          over $100,000
--------------------------------------------------------------------------------------------------------
John H. Mullin, III                              $1-$10,000          106.102          over $100,000
--------------------------------------------------------------------------------------------------------
Robert E. Patterson                              $1-$10,000              100          over $100,000
--------------------------------------------------------------------------------------------------------
W. Thomas Stephens                               $1-$10,000              100          over $100,000
--------------------------------------------------------------------------------------------------------
George Putnam, III                               $1-$10,000              500          over $100,000
--------------------------------------------------------------------------------------------------------
A.J.C. Smith                                     $1-$10,000              200          over $100,000
--------------------------------------------------------------------------------------------------------
Richard B. Worley                                        --               --                     --
--------------------------------------------------------------------------------------------------------


At June 30, 2004, the Trustees and officers of Putnam High Income
Opportunities Trust, Putnam Managed High Yield Trust, Putnam Master Income Trust and Putnam Tax-Free Health Care Fund as a group owned less than 1% of the outstanding shares of each fund on that date.

* What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders and

* by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: "Board of Trustees" or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to the Trustees on a periodic basis.

* How often do the Trustees meet?

The Trustees meet each month (except in August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. During 2003, the average Trustee participated in approximately 49 committee and board meetings. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's last fiscal year is shown in the table below:

Putnam High Income Opportunities Trust

Fiscal year ended February 29, 2004
----------------------------------------------------------
Audit and Pricing Committee                            16
----------------------------------------------------------
Board Policy and Nominating Committee                   6
----------------------------------------------------------
Brokerage and Custody Committee                         4
----------------------------------------------------------
Communication, Service and Marketing Committee         10
----------------------------------------------------------
Contract Committee                                     15
----------------------------------------------------------
Distributions Committee                                 6
----------------------------------------------------------
Executive Committee                                     1
----------------------------------------------------------
Investment Oversight Committees                        30
----------------------------------------------------------


Putnam Managed High Yield Trust

Fiscal year ended May 31, 2004
----------------------------------------------------------
Audit and Pricing Committee                            18
----------------------------------------------------------
Board Policy and Nominating Committee                   7
----------------------------------------------------------
Brokerage and Custody Committee                         6
----------------------------------------------------------
Communication, Service and Marketing Committee         10
----------------------------------------------------------
Contract Committee                                     15
----------------------------------------------------------
Distributions Committee                                 6
----------------------------------------------------------
Executive Committee                                     1
----------------------------------------------------------
Investment Oversight Committees                        31
----------------------------------------------------------


Putnam Master Income Trust

Fiscal year ended October 31, 2003
----------------------------------------------------------
Audit and Pricing Committee                            12
----------------------------------------------------------
Board Policy and Nominating Committee                  10
----------------------------------------------------------
Brokerage and Custody Committee                         3
----------------------------------------------------------
Communication, Service and Marketing Committee          9
----------------------------------------------------------
Contract Committee                                     12
----------------------------------------------------------
Distributions Committee                                 6
----------------------------------------------------------
Executive Committee                                     1
----------------------------------------------------------
Investment Oversight Committees                        34
----------------------------------------------------------


Putnam Tax-Free Health Care Fund

Fiscal year ended May 31, 2004
----------------------------------------------------------
Audit and Pricing Committee                            18
----------------------------------------------------------
Board Policy and Nominating Committee                   7
----------------------------------------------------------
Brokerage and Custody Committee                         6
----------------------------------------------------------
Communication, Service and Marketing Committee         10
----------------------------------------------------------
Contract Committee                                     15
----------------------------------------------------------
Distributions Committee                                 6
----------------------------------------------------------
Executive Committee                                     1
----------------------------------------------------------
Investment Oversight Committees                        31
----------------------------------------------------------

Your fund does not have a policy with respect to Trustees' attendance at shareholder meetings. Your fund's last annual meeting was held while the Trustees were conducting meetings of the Board and its committees. Although your fund's Trustees did not attend the annual meeting, they were represented at the meeting by their staff and were available in the event that any material issues had arisen.

* What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee of your fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Independent Trustees are Trustees of all the Putnam funds and receive fees for their services from each fund.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2003:



Putnam High Income Opportunities Trust
Compensation Table
                                               Retirement        Estimated
                                                benefits       annual benefits        Total
                             Aggregate          accrued           from all         compensation
                            compensation        as part            Putnam            from all
                               from             of fund          funds upon           Putnam
Trustees/Year               the fund (1)        expenses       retirement (2)      funds (3)(4)
-------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                       $628              $191           $100,000             $215,500
-------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                            619              185             100,000              210,250
-------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                   1,022              225             200,000              413,625
-------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                        626              180             100,000              214,500
-------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                        621              128             100,000              215,250
-------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                            614              232             100,000              207,000
-------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                        619              198             100,000              208,750
-------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                            622              127             100,000              206,500
-------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                        771              104             125,000              260,500
-------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                         --               --                  --                   --
-------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                        613              179             100,000              206,500
-------------------------------------------------------------------------------------------------



Putnam Managed High Yield Trust
Compensation Table
                                               Retirement        Estimated
                                                benefits       annual benefits        Total
                             Aggregate          accrued           from all         compensation
                            compensation        as part            Putnam            from all
                               from             of fund          funds upon           Putnam
Trustees/Year               the fund (1)        expenses       retirement (2)      funds (3)(4)
-------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                      $627               $189            $100,000            $215,500
-------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           619                206             100,000             210,250
-------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                    991                229             200,000             413,625
-------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                       624                184             100,000             214,500
-------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                       625                131             100,000             215,250
-------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           614                236             100,000             207,000
-------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                       619                202             100,000             208,750
-------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                           619                128             100,000             206,500
-------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                       768                105             125,000             260,500
-------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --                 --                  --                  --
-------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                       616                184             100,000            206,500
-------------------------------------------------------------------------------------------------



Putnam Master Income Trust
Compensation Table
                                               Retirement        Estimated
                                                benefits       annual benefits        Total
                             Aggregate          accrued           from all         compensation
                            compensation        as part            Putnam            from all
                               from             of fund          funds upon           Putnam
Trustees/Year               the fund (1)        expenses       retirement (2)      funds (3)(4)
-------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                      $920               $272           $100,000             $215,500
-------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           910                230            100,000              210,250
-------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  1,549                318            200,000              413,625
-------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                       923                251            100,000              214,500
-------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                       910                193            100,000              215,250
-------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           903                328            100,000              207,000
-------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                       913                297            100,000              208,750
-------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                           914                179            100,000              206,500
-------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     1,133                147            125,000              260,500
-------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --                 --                 --                   --
-------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                       901                270            100,000              206,500
-------------------------------------------------------------------------------------------------



Putnam Tax-Free Health Care Fund
Compensation Table
                                               Retirement        Estimated
                                                benefits       annual benefits        Total
                             Aggregate          accrued           from all         compensation
                            compensation        as part            Putnam            from all
                               from             of fund          funds upon           Putnam
Trustees/Year               the fund (1)        expenses       retirement (2)      funds (3)(4)
-------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                      $805               $240           $100,000             $215,500
Charles B. Curtis/
2001                           794                262            100,000              210,250
John A. Hill/
1985 (5)(7)                  1,271                291            200,000              413,625
Ronald J. Jackson/
1996 (5)                       801                234            100,000              214,500
Paul L. Joskow/
1997 (5)                       801                167            100,000              215,250
Elizabeth T. Kennan/
1992                           788                300            100,000              207,000
John H. Mullin, III/
1997 (5)                       794                257            100,000              208,750
Robert E. Patterson/
1984                           794                163            100,000              206,500
George Putnam, III/
1984 (7)                       986                134            125,000              260,500
A.J.C. Smith/
1986 (6)                        --                 --                 --                   --
W. Thomas Stephens/
1997 (5)                       791                234            100,000              206,500
-------------------------------------------------------------------------------------------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan for each fund. As of the dates identified below, the total amounts of deferred compensation payable by each fund to certain
Trustees, including income earned on such amounts, were as follows:

Putnam High Income Opportunities Trust (February 29, 2004) Ms. Baxter - $551, Mr. Hill - $1,646, Mr. Jackson - $850, Mr. Joskow, - $610, Mr. Mullin - $629 and Mr. Stephens - $186.

Putnam Managed High Yield Trust (May 31, 2004) Ms. Baxter - $570,
Mr. Hill - $1,800, Mr. Jackson - $926, Mr. Joskow, - $645, Mr. Mullin - $650, and Mr. Stephens - $192.

Putnam Master Income Trust (October 31, 2003) Ms. Baxter - $690,
Mr. Hill - $1,981, Mr. Jackson - $1,017, Mr. Joskow, - $750, Mr. Mullin - $789,
and Mr. Stephens - $310.

Putnam Tax-Free Health Care Fund (May 31, 2004) Ms. Baxter - $731,
Mr. Hill - $2,310, Mr. Jackson - $1,188, Mr. Joskow, - $828, Mr. Mullin - $834,
and Mr. Stephens - $246.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the Retirement Plan for Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.


Further Information About Voting and the Meeting

Quorum and methods of tabulation. The shareholders of each fund vote separately with respect to the election of Trustees. In the case of each fund, other than Putnam Master Income Trust, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). For Putnam Master Income Trust, 30% of the shares entitled to vote constitutes a quorum for the transaction of business. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a vote "against" the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense Investor Connect, 60 East 42nd Street, New York, New York, 10165, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $1,000 plus reasonable out-of-pocket expenses, for each fund, for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that your fund's next annual meeting of shareholders will be held in October 2005. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before April 12, 2005. Shareholders who wish to make a proposal at the October 2005 annual meeting -- other than one that will be included in the fund's proxy materials -- should notify the fund no later than June 25, 2005. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2005 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than July 16, 2005 and no later than August 15, 2005.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal fails to notify the fund by the dates specified above, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.


Fund Information

Putnam Investments. Putnam Investment Management, LLC, each fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, is also a subsidiary of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit C to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund.

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, an independent registered public accounting firm, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee and the full Board of Trustees unanimously approved the selection of KPMG LLP as independent auditors in July 1999 for Putnam Master Income Trust and July 2000 for Putnam High Income Opportunities Trust, Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund.

Among the country's preeminent independent registered public accounting firms, KPMG LLP also serves as auditors for various other funds in the Putnam family of funds. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of KPMG LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by the fund's independent auditors:

                                                        Audit-                    All
                                          Audit        Related        Tax        Other
Fiscal year ended                          Fees         Fees          Fees        Fees
--------------------------------------------------------------------------------------
Putnam High Income Opportunities Trust
February 29, 2004                        $36,700          $0         $2,800         $0
February 28, 2003                         34,650           0          2,650         10
--------------------------------------------------------------------------------------
Putnam Managed High Yield Trust
May 31, 2004                             $35,200          $0         $3,300        $12
May 31, 2003                              33,200           0          3,100          0
--------------------------------------------------------------------------------------
Putnam Master Income Trust
October 31, 2003                         $34,100          $0         $3,600         $0
October 31, 2002                          32,200           0          3,400          0
--------------------------------------------------------------------------------------
Putnam Tax-Free Health Care Fund
May 31, 2004                             $26,000          $0         $3,600        $35
May 31, 2003                              24,600           0          3,400          0
--------------------------------------------------------------------------------------

Audit Fees represents fees billed for a fund's last two fiscal years.

Audit-Related Fees represents fees billed in a fund's last two fiscal years for services traditionally performed by the fund's auditors, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to interfund trading.

The following table presents the amounts KPMG LLP billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Fiscal year ended
------------------------------------------------------
Putnam High Income Opportunities Trust
February 29, 2004                            $2,800
February 28, 2003                             2,660
------------------------------------------------------
Putnam Managed High Yield Trust
May 31, 2004                                 $3,312
May 31, 2003                                  3,100
------------------------------------------------------
Putnam Master Income Trust
October 31, 2003                             $3,600
October 31, 2002                              3,400
------------------------------------------------------
Putnam Tax-Free Health Care Fund
May 31, 2004                                 $3,635
May 31, 2003                                  3,400
------------------------------------------------------

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, the funds' principal auditors did not bill for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Pricing Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Pricing Committee has received the written disclosures and the letter from your fund's independent auditors required by the SEC's Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

Paul L. Joskow (Chairperson)
Elizabeth T. Kennan
Robert E. Patterson
W. Thomas Stephens

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, Messrs. Haldeman, Putnam and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:


                                               Year first
Name (birthdate)                               elected        Business experience
Office with the fund                           to office      during past five years
-----------------------------------------------------------------------------------------
Charles E. Porter (7/26/38)*                   1989           Managing Director,
Executive Vice President,                                     Putnam Investments
Associate Treasurer and                                       and Putnam Management
Principal Executive Officer
-----------------------------------------------------------------------------------------
Jonathan S. Horwitz (6/4/55)*                  2004           Managing Director,
Senior Vice President and Treasurer                           Putnam Investments
-----------------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)                   2002           Senior Managing Director,
Vice President and Principal                                  Putnam Investments.
Financial Officer                                             Prior to 2001, Mr. Krichmar
                                                              was a Partner at
                                                              PricewaterhouseCoopers, LLP
-----------------------------------------------------------------------------------------
Michael T. Healy (1/24/58)                     2000           Managing Director,
Assistant Treasurer and Principal                             Putnam Investments
Accounting Officer
-----------------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)                         2002           Senior Vice President,
Vice President                                                Putnam Investments
-----------------------------------------------------------------------------------------
Daniel T. Gallagher (2/27/62)*                 2004           Vice President, Putnam
Vice President and Legal and                                  Investments. Prior to
Compliance Liaison Officer                                    2004, Mr. Gallagher was an
                                                              Associate for Ropes &
                                                              Gray LLP; prior to 2000,
                                                              he was a Law Clerk for the
                                                              Massachusetts Supreme
                                                              Judicial Court.
-----------------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)                     2002           Senior Vice President,
Vice President and BSA Compliance Officer                     Putnam Investments
-----------------------------------------------------------------------------------------
Francis J. McNamara, III (8/19/55)             2004           Senior Managing Director,
Vice President and Chief Legal Officer                        Putnam Investments,
                                                              Putnam Management
                                                              and Putnam Retail
                                                              Management. Prior
                                                              to 2004, Mr. McNamara
                                                              was General Counsel
                                                              of State Street Research
                                                              & Management.
-----------------------------------------------------------------------------------------
James P. Pappas (2/24/53)                      2004           Managing Director,
Vice President                                                Putnam Investments and
                                                              Putnam Management.
                                                              During 2002, Mr. Pappas
                                                              was Chief Operating
                                                              Officer of Atalanta/
                                                              Sosnoff Management
                                                              Corporation; prior to
                                                              2001, he was President
                                                              and Chief Executive
                                                              Officer of UAM
                                                              Investment Services, Inc.
-----------------------------------------------------------------------------------------
Richard S. Robie, III (3/30/60)                2004           Senior Managing Director,
Vice President                                                Putnam Investments,
                                                              Putnam Management
                                                              and Putnam Retail
                                                              Management. Prior to
                                                              2003, Mr. Robie was Senior
                                                              Vice President of United
                                                              Asset Management
                                                              Corporation.
-----------------------------------------------------------------------------------------
Judith Cohen (6/7/45)*                         1993           Clerk and Assistant
Clerk and Assistant Treasurer                                 Treasurer, The Putnam Funds
-----------------------------------------------------------------------------------------


* Officers of each fund who are members of the Trustees' independent administrative staff. Compensation for these officers is fixed by the Trustees and reimbursed by Putnam Management.

Shares outstanding of your fund as of June 30, 2004
-------------------------------------------------------------------------------
Putnam High Income Opportunities Trust                      3,712,567 shares
-------------------------------------------------------------------------------
Putnam Managed High Yield Trust                             7,507,107 shares
-------------------------------------------------------------------------------
Putnam Master Income Trust                                 53,329,917 shares
-------------------------------------------------------------------------------
Putnam Tax-Free Health Care Fund                           13,807,168 shares
-------------------------------------------------------------------------------

As of June 30, 2004, to the knowledge of the fund, no person owned beneficially or of record 5% or more of any class of shares of each fund.



EXHIBIT A

THE PUTNAM FUNDS

Audit and Pricing Committee Charter

MAY 2004

Purpose. The purpose of the Audit and Pricing Committee (the "Committee") is to oversee and assist Trustee oversight of: the integrity of the Funds' financial statements, including overseeing accounting and financial reporting processes of the Funds and the audits of the Funds' financial statements; the Funds' compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; the performance of the Funds' internal audit function, if any, and independent auditors; and the valuation of the Funds' assets.

The Committee is directly responsible for the appointment, terms of engagement, termination, compensation, and oversight of the work of the independent auditors employed by the Funds (including resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditors shall report directly to the Committee.1 The Committee is also directly responsible for preparing an audit committee report required to be included in the annual proxy statement for the closed-end Funds. The Board of Trustees (the "Board") and the Funds' shareholders shall have such rights to approve, ratify and replace the Funds' independent auditors as are required by applicable law.

Composition. The Committee will be comprised exclusively of "independent" Trustees, as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of one or more of The Putnam Funds are traded (each an "Exchange"). In addition, none of the Committee's members will be "interested persons" of the Funds as that term is defined under the Investment Company Act of 1940, as amended. The Committee shall have at least three members, who shall collectively satisfy the independence, financial sophistication and financial literacy listing standards of each Exchange, as financial literacy is interpreted by the Board. Committee members may serve on the audit committee of more than three listed companies, provided that the Board determines that such simultaneous service would not impair the ability of the member to serve effectively on the Committee.

1 For purposes of this Charter, the term "management" refers to the relevant officers of the Funds, including officers that comprise the staff of the Office of the Trustees, as well as relevant officers and employees of Putnam Investments and its affiliates.

Assistance. The Committee may seek the assistance of the staff of the Office of the Trustees, the Funds' independent auditors and counsel, management and other parties as it may deem appropriate.

Funding. The Funds will provide the necessary funding as determined by the Committee (i) to compensate the Funds' independent auditors and any advisers employed by or at the direction of the Committee and (ii) to pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Specific Duties of Committee. The duties of the Committee include:

* Obtaining and reviewing, at least annually, a formal, written report by the independent auditors describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence), consistent with Independent Standards Board Standard 1, all relationships between the independent auditors, management and the Funds;

* Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Trustees take appropriate action in response to the independent auditors' report to satisfy themselves of the independent auditors' independence;

* Reviewing the arrangements for and scope of the annual audit and any special audits;

* Conducting meetings at least quarterly;

* Evaluating Committee performance at least annually;

* For Funds whose shares are traded on an Exchange, discussing the annual audited financial statements and semiannual or any other periodic financial statements with Fund management and the independent auditors, including the Funds' disclosures under "Management's Discussion of Fund Performance";

* Discussing with management, guidelines and policies with respect to risk assessment and risk management;

* Meeting separately and periodically with management, with internal auditors (or other personnel responsible for the internal audit function, if any) and with the independent auditors;

* Reviewing with the independent auditors any audit problems or difficulties and management's response to such issues, and to resolve any disagreements between management and the independent auditors;

* Setting clear hiring policies by the Funds for employees or former employees of the independent auditors;

* Establishing procedures for (A) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (B) confidential, anonymous submissions regarding questionable accounting or auditing matters;

* Reviewing, at least annually, (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Funds' selection or application of accounting principles, and major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds; and (D) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), if any, as well as financial information and earnings guidance provided to analysts and rating agencies;

* Reviewing scope and adequacy of audits;

* Reporting regularly to the Board of Trustees to review any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance, qualifications and independence of the Funds' independent auditor, and the performance of the Funds' internal audit function (if any);

* Pre-approving any work performed by the Funds' auditors, as required by applicable law or the rules of any Exchange;

* Reviewing matters relating to the Funds' Code of Ethics and Putnam Investments' Code of Ethics;

* Reviewing compliance matters identified to the Committee;

* Reviewing compliance by Putnam money market funds with SEC Rule 2a-7;

* Reviewing interfund transactions pursuant to SEC Rule 17a-7;

* Monitoring the valuation of the Funds' assets, including reviewing various reports prepared by Putnam Management;

* Reassessing annually the adequacy of this Charter and recommending any proposed changes to the full Board of Trustees; and

* Performing such other functions and having such powers as may be necessary and appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Role and Responsibilities of the Committee. The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors' responsibility to plan and carry out a proper audit. Specifically, a Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund's service providers, including the independent auditors.

The review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Funds' management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

EXHIBIT B

THE PUTNAM FUNDS

Board Policy and Nominating Committee Charter

This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee is comprised exclusively of Independent Trustees.

EXHIBIT C

Litigation

1. The plaintiff named below alleges that the defendants engaged in, or allowed others to engage in, activities that took advantage of the way mutual fund shares are priced in exchange for investments that benefited the managers and advisers of the funds, but which harmed investors and the funds themselves. The plaintiff's complaint sets forth violations of [SECTION] 36 of the 1940 Act, [SECTION] 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), [SECTION] 10(b) and [SECTION] 20(a) of the 1934 Act, breach of fiduciary duty and civil conspiracy. The plaintiff seeks declaratory relief, damages, pre and post judgment interest and attorney's fees and costs.

Case Name                Defendants           Court             Date Instituted
-------------------------------------------------------------------------------
Gladys Baker             Putnam Management 1  United States     April 5, 2004
(derivatively on         Omid Kamshad         District Court
behalf of the Putnam     Justin Scott         for the District
Fund for Growth &        Putnam Trustees 2    of Delaware
Income, Putnam           Putnam Funds 3
Europe Equity Fund,      (nominal)
and the Putnam Funds)
v. Putnam Investment
Management LLC, et al.
-------------------------------------------------------------------------------

2. The plaintiffs named below allege that the defendants engaged in, permitted and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of [SECTION] 36 of the 1940 Act, [SECTION] 206 of the Advisers Act, [SECTION] 10(b) of the 1934 Act and Rule 10b-5, [SECTION] 20(a) of the 1934 Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages and attorney's fees and costs.

Case Name                Defendants           Court             Date Instituted
-------------------------------------------------------------------------------
Joanne S. Baseman        Putnam Management    United States     Dec. 16, 2003
(derivatively on behalf  Omid Kamshad         District Court
of Putnam International  Justin Scott         for the District
Equity Fund and the      William Woolverton   of Maryland
Putnam Funds)            Putnam Trustees
v. Putnam Investment     Putnam Funds
Management, Inc., et al. (nominal)
-------------------------------------------------------------------------------
John K. Clement          Putnam Management    United States     Nov. 26, 2003
(derivatively on behalf  Omid Kamshad         District Court
of several individual    Justin Scott         for the District
funds and the            William Woolverton   of Maryland
Putnam Funds)            Putnam Trustees
v. Putnam Investment     Putnam Funds
Management Inc., et al.  (nominal)
-------------------------------------------------------------------------------
Simon J. Denenberg       Putnam Management    United States     Jan. 30, 2004
(derivatively on behalf  Omid Kamshad         District Court
of the Putnam U.S.       Justin Scott         for the District
Government Income        William Woolverton   of Maryland
Trust and the Putnam     Putnam Trustees
Funds) v. Putnam         Putnam Funds
Investment Management,   (nominal)
Inc., et al.
-------------------------------------------------------------------------------
Diane Hutto and          Putnam Management    United States     Nov. 12, 2003
Dina Rozenbaum           Putnam Trustees      District Court
(derivatively on behalf  Justin M. Scott      for the District
of several individual    Omid Kamshad         of Maryland
funds and the Putnam     Certain officers of
Funds) v. Putnam, LLC,   the Putnam Funds and
et. al.                  Putnam Management
                         John Does 1-100
                         Putnam Funds
                         (nominal)
-------------------------------------------------------------------------------
Seth B. Marks            Putnam Management    United States     Dec. 3, 2003
(derivatively on behalf  Putnam Trustees      District Court
of several individual    Justin M. Scott      for the District
funds and the Putnam     Omid Kamshad         of Maryland
Funds) v. Putnam, LLC,   Certain officers of
et. al.                  the Putnam Funds and
                         Putnam Management
                         John Does 1-100
                         Putnam Funds
                         (nominal)
-------------------------------------------------------------------------------
Cynthia Puleo            Putnam Management    United States     Dec. 16, 2003
(derivatively on behalf  Putnam Trustees      District Court
of several individual    Justin M. Scott      for the District
funds and the Putnam     Omid Kamshad         of Maryland
Funds) v. Putnam, LLC,   Certain officers of
et al.                   the Putnam Funds and
                         Putnam Management
                         John Does 1-100
                         Putnam Funds
                         (nominal)
-------------------------------------------------------------------------------
Edward L. Segel          Putnam Management    United States     Jan. 23, 2004
(derivatively on behalf  Putnam Trustees      District Court
of individual fund       Omid Kamshad         for the District
and the Putnam Funds)    Justin Scott         of Maryland
v. Putnam, LLC, et al.   William Woolverton
                         Putnam Funds
                         (nominal)
-------------------------------------------------------------------------------
Zachary Alan Starr       Putnam Management    United States     Nov. 6, 2003
(derivatively on behalf  Putnam Trustees      District Court
of Putnam International  Omid Kamshad         for the District
Equity Fund and the      Justin M. Scott      of Maryland
Putnam Funds)            Putnam Funds
v. Putnam Investment     (nominal)
Management, et al.
-------------------------------------------------------------------------------

3. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney's fees and costs.

Case Name                Defendants           Court             Date Instituted
-------------------------------------------------------------------------------
Leon Brazin              Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf  Putnam Management    of Suffolk
of Putnam Vista Fund)    Putnam Vista Fund    County, MA;
v. John A. Hill, et al.  (nominal)            Stipulation
                         Certain officers of  agreeing to
                         the Putnam Funds and removal and
                         Putnam Management    transfer to
                                              United States
                                              District Court for
                                              the District of
                                              Maryland executed
                                              on April 23, 2004
-------------------------------------------------------------------------------
Peter Kavaler            Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf  Putnam Management    of Suffolk
of Putnam Income         Putnam Income Fund   County, MA;
Fund) v. John A. Hill,   (nominal)            Stipulation
et al.                   Certain officers of  agreeing to
                         the Putnam Funds and removal and
                         Putnam Management    transfer to
                                              United States
                                              District Court for
                                              the District of
                                              Maryland executed
                                              on April 23, 2004
-------------------------------------------------------------------------------
Todd Klein (derivatively Putnam Trustees      United States     Jan. 27, 2004
on behalf of Putnam      Putnam Management    District Court
Global Equity Fund)      Putnam Global  for   the District
v. John A. Hill, et al.  Equity Fund          of Maryland
                         (nominal)
                         Certain officers
                         of the Putnam Funds
                         and Putnam Management
-------------------------------------------------------------------------------
Steven Wiegand           Putnam Trustees      United States     Jan. 27, 2004
(derivatively on behalf  Putnam Management    District Court
of Putnam Classic        Putnam Classic       for the District
Equity Fund)             Equity Fund          of Maryland
v. John A. Hill et al.   (nominal)
                         Certain officers
                         of the Putnam Funds
                         and Putnam Management
-------------------------------------------------------------------------------

4. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.

Case Name                Defendants           Court           Date Instituted
-------------------------------------------------------------------------------
Stern (derivatively      Putnam Funds         Supreme Court   December 17, 2003
on behalf of Marsh &     Putnam Management    of the State
McLennan) v. Greenberg,  Jeffrey Greenberg    of New York
et. al.                  Mathis Cabaillavetta
                         Marsh Directors 4
                         Lawrence Lasser
-------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam Investment Management, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III, A.J.C. Smith and W. Thomas Stephens and former Trustees W. Nicholas Thorndike and Lawrence J. Lasser.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.

4 The Directors of Marsh & McLennan Companies, Inc. are Charles Davis, Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons and A.J.C. Smith.


PUTNAM INVESTMENTS

             The Putnam Funds
             One Post Office Square
             Boston, Massachusetts 02109
             Toll-free 1-800-225-1581                       216441 8/04


Your vote is important. Please vote immediately.

To vote by mail:

*  Read the proxy statement.

*  Check one of the appropriate
   boxes on the reverse side.

*  Sign and date the proxy card.

*  Return the proxy card in the
   envelope provided.

To vote by telephone:

*  Read the proxy statement and
   have the proxy card at hand.

*  Call 1-877-779-8683.

*  Follow the automated telephone directions.

*  There is no need for you to
   return your proxy card.

To vote on the web:

*  Read the proxy statement and
   have the proxy card at hand.

*  Go to
   https://www.eproxyvote.com/putnam1

*  Follow the instructions on the site.

*  There is no need for you to
   return your proxy card.

If you vote over the Internet or by telephone, please do not mail your card.

Proxy card for a meeting of shareholders to be held on October 14, 2004, for Putnam High Income Opportunities Trust.

You, as a Putnam fund shareholder, by signing this proxy card, appoint John
A. Hill and Robert E. Patterson, and each of them separately, as your proxies, or representatives, with power of substitution to each, to vote on your behalf at a meeting of the shareholders of Putnam High Income Opportunities Trust. The meeting will take place on October 14, 2004 at 11:00 a.m. in Boston and may be adjourned to later times or dates.

Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, the Trustees will vote on your behalf exactly as you have indicated. If you simply sign the proxy card, or fail to provide your voting instructions on a proposal, it will be voted in accordance with the Trustees' recommendations. The proxies are authorized to vote in their discretion on any other matter that arises at the meeting or any adjournments of the meeting. The Trustees recommend that shareholders vote in favor of the proposal listed on the front of this card.


Please mark votes as in this example. X

This is your PROXY CARD.

Proxy for a meeting of shareholders to be held on October 14, 2004, for Putnam High Income Opportunities Trust.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1: 1. Proposal to elect all nominees. The nominees for Trustees are:

(01) J.A. Baxter              (07) P.L. Joskow              (11) G. Putnam, III
(02) C.B. Curtis              (08) E.T. Kennan              (12) A.J.C. Smith
(03) M.R. Drucker             (09) J.H. Mullin, III         (13) W.T. Stephens
(04) C.E. Haldeman, Jr.       (10) R.E. Patterson           (14) R.B. Worley
(05) J.A. Hill
(06) R.J. Jackson

FOR                           WITHHOLD AUTHORITY
ALL                           TO VOTE FOR
NOMINEES  [  ]                ALL NOMINEES  [  ]


[  ]
    ----------------------------------------------------------

To withhold authority to vote for any individual nominee(s) and to vote for all other nominee(s), mark box above and write on the line next to the box the number(s) of the nominee(s) for whom you withhold authority to vote


Please be sure to sign and date this proxy card. Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

--------------------------------------------------------------
Shareholder/Co-owner sign(s) here                         Date


Your vote is important. Please vote immediately.

To vote by mail:

*  Read the proxy statement.

*  Check one of the appropriate
   boxes on the reverse side.

*  Sign and date the proxy card.

*  Return the proxy card in the
   envelope provided.

To vote by telephone:

*  Read the proxy statement and
   have the proxy card at hand.

*  Call 1-877-779-8683.

*  Follow the automated telephone directions.

*  There is no need for you to
   return your proxy card.

To vote on the web:

*  Read the proxy statement and
   have the proxy card at hand.

*  Go to
   https://www.eproxyvote.com/putnam1

*  Follow the instructions on the site.

*  There is no need for you to
   return your proxy card.

If you vote over the Internet or by telephone, please do not mail your card.

Proxy card for a meeting of shareholders to be held on October 14, 2004, for Putnam Managed High Yield Trust.

You, as a Putnam fund shareholder, by signing this proxy card, appoint John
A. Hill and Robert E. Patterson, and each of them separately, as your proxies, or representatives, with power of substitution to each, to vote on your behalf at a meeting of the shareholders of Putnam Managed High Yield Trust. The meeting will take place on October 14, 2004 at 11:00 a.m. in Boston and may be adjourned to later times or dates.

Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, the Trustees will vote on your behalf exactly as you have indicated. If you simply sign the proxy card, or fail to provide your voting instructions on a proposal, it will be voted in accordance with the Trustees' recommendations. The proxies are authorized to vote in their discretion on any other matter that arises at the meeting or any adjournments of the meeting. The Trustees recommend that shareholders vote in favor of the proposal listed on the front of this card.


Please mark votes as in this example. X

This is your PROXY CARD.

Proxy for a meeting of shareholders to be held on October 14, 2004, for Putnam Managed High Yield Trust.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1: 1. Proposal to elect all nominees. The nominees for Trustees are:

(01) J.A. Baxter              (07) P.L. Joskow              (11) G. Putnam, III
(02) C.B. Curtis              (08) E.T. Kennan              (12) A.J.C. Smith
(03) M.R. Drucker             (09) J.H. Mullin, III         (13) W.T. Stephens
(04) C.E. Haldeman, Jr.       (10) R.E. Patterson           (14) R.B. Worley
(05) J.A. Hill
(06) R.J. Jackson

FOR                           WITHHOLD AUTHORITY
ALL                           TO VOTE FOR
NOMINEES  [  ]                ALL NOMINEES  [  ]


[  ]
    ----------------------------------------------------------

To withhold authority to vote for any individual nominee(s) and to vote for all other nominee(s), mark box above and write on the line next to the box the number(s) of the nominee(s) for whom you withhold authority to vote


Please be sure to sign and date this proxy card. Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

--------------------------------------------------------------
Shareholder/Co-owner sign(s) here                         Date


Your vote is important. Please vote immediately.

To vote by mail:

*  Read the proxy statement.

*  Check one of the appropriate
   boxes on the reverse side.

*  Sign and date the proxy card.

*  Return the proxy card in the
   envelope provided.

To vote by telephone:

*  Read the proxy statement and
   have the proxy card at hand.

*  Call 1-877-779-8683.

*  Follow the automated telephone directions.

*  There is no need for you to
   return your proxy card.

To vote on the web:

*  Read the proxy statement and
   have the proxy card at hand.

*  Go to
   https://www.eproxyvote.com/putnam1

*  Follow the instructions on the site.

*  There is no need for you to
   return your proxy card.

If you vote over the Internet or by telephone, please do not mail your card.

Proxy card for a meeting of shareholders to be held on October 14, 2004, for Putnam Master Income Trust.

You, as a Putnam fund shareholder, by signing this proxy card, appoint John
A. Hill and Robert E. Patterson, and each of them separately, as your proxies, or representatives, with power of substitution to each, to vote on your behalf at a meeting of the shareholders of Putnam Master Income Trust. The meeting will take place on October 14, 2004 at 11:00 a.m. in Boston and may be adjourned to later times or dates.

Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, the Trustees will vote on your behalf exactly as you have indicated. If you simply sign the proxy card, or fail to provide your voting instructions on a proposal, it will be voted in accordance with the Trustees' recommendations. The proxies are authorized to vote in their discretion on any other matter that arises at the meeting or any adjournments of the meeting. The Trustees recommend that shareholders vote in favor of the proposal listed on the front of this card.


Please mark votes as in this example. X

This is your PROXY CARD.

Proxy for a meeting of shareholders to be held on October 14, 2004, for Putnam Master Income Trust.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1: 1. Proposal to elect all nominees. The nominees for Trustees are:

(01) J.A. Baxter              (07) P.L. Joskow              (11) G. Putnam, III
(02) C.B. Curtis              (08) E.T. Kennan              (12) A.J.C. Smith
(03) M.R. Drucker             (09) J.H. Mullin, III         (13) W.T. Stephens
(04) C.E. Haldeman, Jr.       (10) R.E. Patterson           (14) R.B. Worley
(05) J.A. Hill
(06) R.J. Jackson

FOR                           WITHHOLD AUTHORITY
ALL                           TO VOTE FOR
NOMINEES  [  ]                ALL NOMINEES  [  ]


[  ]
    ----------------------------------------------------------

To withhold authority to vote for any individual nominee(s) and to vote for all other nominee(s), mark box above and write on the line next to the box the number(s) of the nominee(s) for whom you withhold authority to vote


Please be sure to sign and date this proxy card. Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

--------------------------------------------------------------
Shareholder/Co-owner sign(s) here                         Date


Your vote is important. Please vote immediately.

To vote by mail:

*  Read the proxy statement.

*  Check one of the appropriate
   boxes on the reverse side.

*  Sign and date the proxy card.

*  Return the proxy card in the
   envelope provided.

To vote by telephone:

*  Read the proxy statement and
   have the proxy card at hand.

*  Call 1-877-779-8683.

*  Follow the automated telephone directions.

*  There is no need for you to
   return your proxy card.

To vote on the web:

*  Read the proxy statement and
   have the proxy card at hand.

*  Go to
   https://www.eproxyvote.com/putnam1

*  Follow the instructions on the site.

*  There is no need for you to
   return your proxy card.

If you vote over the Internet or by telephone, please do not mail your card.

Proxy card for a meeting of shareholders to be held on October 14, 2004, for Putnam Tax-Free Health Care Fund.

You, as a Putnam fund shareholder, by signing this proxy card, appoint John
A. Hill and Robert E. Patterson, and each of them separately, as your proxies, or representatives, with power of substitution to each, to vote on your behalf at a meeting of the shareholders of Putnam Tax-Free Health Care Fund. The meeting will take place on October 14, 2004 at 11:00 a.m. in Boston and may be adjourned to later times or dates.

Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, the Trustees will vote on your behalf exactly as you have indicated. If you simply sign the proxy card, or fail to provide your voting instructions on a proposal, it will be voted in accordance with the Trustees' recommendations. The proxies are authorized to vote in their discretion on any other matter that arises at the meeting or any adjournments of the meeting. The Trustees recommend that shareholders vote in favor of the proposal listed on the front of this card.


Please mark votes as in this example. X

This is your PROXY CARD.

Proxy for a meeting of shareholders to be held on October 14, 2004, for Putnam Tax-Free Health Care Fund.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1: 1. Proposal to elect all nominees. The nominees for Trustees are:

(01) J.A. Baxter              (07) P.L. Joskow              (11) G. Putnam, III
(02) C.B. Curtis              (08) E.T. Kennan              (12) A.J.C. Smith
(03) M.R. Drucker             (09) J.H. Mullin, III         (13) W.T. Stephens
(04) C.E. Haldeman, Jr.       (10) R.E. Patterson           (14) R.B. Worley
(05) J.A. Hill
(06) R.J. Jackson

FOR                           WITHHOLD AUTHORITY
ALL                           TO VOTE FOR
NOMINEES  [  ]                ALL NOMINEES  [  ]


[  ]
    ----------------------------------------------------------

To withhold authority to vote for any individual nominee(s) and to vote for all other nominee(s), mark box above and write on the line next to the box the number(s) of the nominee(s) for whom you withhold authority to vote


Please be sure to sign and date this proxy card. Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

--------------------------------------------------------------
Shareholder/Co-owner sign(s) here                         Date


Putnam Funds Annual Meeting of Shareholders

Putnam High Income Opportunities Trust
Putnam Managed High Yield Trust
Putnam Master Income Trust
Putnam Tax-Free Health Care Fund

Proxy card for a meeting of shareholders to be held on October 14, 2004, for the Putnam Funds identified above.

You, as a Putnam fund shareholder, by signing this proxy card, appoint John
A. Hill and Robert E. Patterson, and each of them separately, as your proxies, or representatives, with power of substitution to each, to vote on your behalf at a meeting of the shareholders. The meeting will take place on October 14, 2004 at 11:00 a.m. in Boston and may be adjourned to later times or dates.

Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, the Trustees will vote on your behalf exactly as you have indicated. If you simply sign the proxy card, or fail to provide your voting instructions on a proposal, it will be voted in accordance with the Trustees' recommendations. The proxies are authorized to vote in their discretion on any other matter that arises at the meeting or any adjournments of the meeting. The Trustees recommend that shareholders vote in favor of the proposal listed on the front of this card.


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

Check this box to cast your vote in accordance with the recommendations    [ ]
of the Putnam Funds Board of Trustees:

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1:

1. Proposal to elect all nominees. The nominees for Trustees are:

[ ] FOR ALL NOMINEES, except as noted below    [ ] WITHHOLD AS TO ALL NOMINEES
[ ] J.A. Baxter         [ ] C.B. Curtis        [ ] M.R. Drucker
[ ] C.E. Haldeman, Jr.  [ ] J.A. Hill          [ ] R.J. Jackson
[ ] P.L. Joskow         [ ] E.T. Kennan        [ ] J.H. Mullin, III
[ ] R.E. Patterson      [ ] G. Putnam, III     [ ] A.J.C. Smith
[ ] W.T. Stephens       [ ] R.B. Worley


To cast your vote please click "Submit".
(NOTE: Your vote will not be counted until you click "Submit".)